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                                                                    EXHIBIT 10.2

                              DOVER SADDLERY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

      This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the date set forth in Section l(a) below, by and between Dover Saddlery, Inc., a Delaware corporation (the "Corporation"), and the employee of the Corporation named in Section 1 (b) ("Optionee").

      In consideration of the covenants set forth in this Agreement, the parties agree as follows:

1.    OPTION INFORMATION

      (a) Date of Option:

      (b) Optionee:

      (c) Number of Shares:

      (d) Exercise Price:

   2. ACKNOWLEDGMENTS

      (a) Optionee is an employee of the Corporation.

      (b) The Board of Directors (the "Board," which term shall include an authorized committee of the Board of Directors) and shareholders of the Corporation have heretofore adopted a 1999 Stock Option Plan (the "Plan"), pursuant to which this Option is being granted.

      (c) The Board has authorized the granting to Optionee of an Incentive Stock Option ("Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of Class A Common Stock of the Corporation ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 701 thereunder.

   3. SHARES; PRICE

      The Corporation hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1 ( c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section led) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by this Option as of the date of this Option as set forth

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      in Section l(a) above (unless Optionee is the owner of Stock possessing more than ten percent (10%) of the total voting power or value of all outstanding Stock of the Corporation ("Ten Percent Holder"), in which case the Exercise Price shall be not less than one hundred ten percent (110%) of the fair market value of such Stock).

   4. TERM OF OPTION; CONTINUATION OF EMPLOYMENT

      This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 of this Agreement upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of the ten (10) year period beginning with the date hereof. Nothing contained in this Agreement shall confer upon Optionee the right to the continuation of his or her employment by the Corporation or to interfere with the right of the Corporation to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

   5. VESTING OF OPTION

      Subject to the provisions of Sections 7 and 8 of this Agreement, this Option shall become exercisable during the term of Optionee's employment in accordance with the following vesting schedule:

      This Option shall be exercisable in five (5) equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of the Shares becoming exercisable on each of the four successive anniversary dates; PROVIDED HOWEVER that Optionee may only exercise this Option with respect to a particular installment if the Corporation has met or exceeded the EBITDA (earnings before interest, taxes, depreciation, and amortization) budget established by the Board for the most recent fiscal year ended prior to the applicable exercise date for such installment. The Board in its discretion shall establish the annual EBITDA budgets, and may adjust such budgets for any extraordinary transactions (e.g., acquisitions). The installments shall be cumulative (e.g., this option may be exercised as to any or all Shares covered by an installment at any time or times after an installment becomes exercisable and until expiration or termination of this option).

   6. EXERCISE

      This Option shall be exercised by delivery to the Corporation of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the

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      notice (or such other consideration as has been approved by the Board of
      Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 of this Agreement. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 of this Agreement.

   7. TERMINATION OF EMPLOYMENT

      If Optionee shall cease to be employed by the Corporation for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time not less than thirty (30) days nor more than three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however:

         (i) If Optionee is permanently disabled (within the meaning of Code
         Section 22(e)(3)) at the time of termination, the foregoing period of limited exercise rights shall be modified to be not less than thirty
         (30) days and not more than one (1) year following termination; or

         (ii) If Optionee is terminated for "Cause" as that term is defined by the terms of the Plan or this Agreement or by any employment agreement between the Optionee and the Corporation, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

      Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 of this Agreement.

   8. DEATH OF OPTIONEE

      If the Optionee shall die while in the employ of the Corporation, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

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   9. NO RIGHTS AS SHAREHOLDER

      Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 of this Agreement.

   10. RECAPITALIZATION

      Subject to any required action by the shareholders of the Corporation, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation; provided however that the conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration by the Corporation."

      In the event of a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Corporation (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of the Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in the Board's sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of the Reorganization.

      Subject to any required action by the shareholders of the Corporation, if the Corporation shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

      To the extent that the foregoing adjustments relate to shares or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Agreement, Optionee shall have no rights by reason of any subdivision or consolidation of

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      shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

      The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

   11. ADDITIONAL CONSIDERATION

      Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

   12. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

      The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept its surrender (to the extent not yet exercised) and authorize the granting of a new option in substitution for it (to the extent not yet exercised), subject at all times to the Plan, Code Section 422 and applicable law. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee under this Agreement.

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   13. INVESTMENT INTENT; RESTRICTIONS ON TRANSFER

      (a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon the exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 of this Agreement) shall furnish to the Corporation a written statement to such effect, satisfactory to the Corporation in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the investment representation and agreement and shall not be required to furnish the Corporation with the written statement.

      (b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Corporation, has had the opportunity to ask questions of the Corporation concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

      (c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

      "THESE SECURITIES HA VB NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED [date] BETWEEN THE CORPORATION AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES AND MAY SUBJECT THE SHARES TO REPURCHASE BY THE CORPORATION UNDER CERTAIN CONDITIONS."

      The certificates shall bear such other legend or legends as the Corporation and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Corporation's transfer agent.

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   14. EFFECTS OF EARLY DISPOSITION

      Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one
      (1) year after the date of issuance of such shares to Optionee, the Optionee will be treated for income tax purposes as having received ordinary income at the time of the disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or Ten Percent Holder of the Corporation. Optionee agrees to notify the Corporation within ten (10) working days of any such disposition.

   15. STAND-OFF AGREEMENT

      Optionee agrees that in connection with any registration of the Corporation's securities under the Securities Act, and upon the request of the Corporation or any underwriter managing an underwritten offering of the Corporation's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Corporation or such managing underwriter, as applicable, for a period of at least one (1) year following the effective date of registration of the offering.

   16. NOTICES

      Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Corporation, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Corporation by Optionee for his or her employee records.

   17. AGREEMENT SUBJECT TO PLAN; APPLICABLE LAW

      This Option is made pursuant to the Plan and shall be interpreted to comply with it. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Corporation. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The interpretation and enforcement of this Option shall be governed by the laws of the State of Delaware.

      In witness whereof, the parties hereto have executed this Option as of the date set forth in Section l(c) above.

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                                                DOVER SADDLERY, INC.

                                                By:________________________
                                                Its:_______________________

                                                OPTIONEE

                                                ___________________________
                                                Signature

                                                ___________________________
                                                Name

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                                   APPENDIX A

                    NOTICE OF EXERCISE OF STOCK OPTION DOVER

                                 SADDLERY, INC.

                           RE: INCENTIVE STOCK OPTION

      Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

      Incentive Stock Option Agreement dated:

      Number of shares being purchased:

      Exercise Price:

      A check in the amount of the aggregate price of the shares being purchased is attached.

      I hereby confirm that the shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

      I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

      I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 1999 Incentive and Nonstatutory Stock Plan.

                                                Signature of Optionee

                                                Name of Optionee

Dated: _____________________